UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2006

KSW, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27290	11-3191686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37-16 23rd Street, Long Island City, New York		11101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (718) 361-6500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

KSW, Inc. announced on April 24, 2006 that it has been selected as the HVAC contractor for a mixed-use project at the former Watchtower Building overlooking the New York Harbor. KSW’s work at the project is valued at approximately $16,000,000 and will take two years to complete.

A press release announcing the selection is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.
99.1	Press Release dated April 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KSW, INC.

By:	/S/ Richard W. Lucas
Name:	Richard W. Lucas
Title:	Chief Financial Officer

Date: April 24, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 24, 2006.